                                                                   EXHIBIT 10.11


                            CONTINGENT LOAN AGREEMENT

            THIS CONTINGENT LOAN AGREEMENT (this "Agreement") is made as of February __, 1999 by and between Scott Blum (the "Borrower") and The Ultimate Band List, LLC, a California limited liability company (the "Lender").

                                R E C I T A L S:

            A. Borrower desires to make an aggregate capital contribution to Lender in the form of shares of the issued and outstanding common stock, $.01 par value (the "Common Stock"), of Imusic, Inc., a Washington corporation ("Imusic"), in exchange for 392.13 common units of Lender (the "Units") pursuant to that certain Exchange Agreement made on even date herewith by and among Borrower, Lender and others (the "Exchange Agreement").

            B. In order to induce Borrower to enter into the Exchange Agreement, Lender has agreed to make loans (the "Loan") on the terms and conditions set forth in this Agreement for the purpose of helping Borrower to pay his federal and state income tax liabilities which may be incurred as a result of the allocation of taxable income to Borrower (the "Certain Tax Liabilities") under either (i) Section 704(c) of the Internal Revenue Code of 1986, as amended (the "Code"), in connection with the liquidation of Imusic or taxable disposition or other transfer of the Common Stock or (ii) Section 737 of the Code in connection with a distribution of property by Lender to Borrower, which does not involve the distribution of sufficient cash or marketable securities not subject to restrictions on sale for Borrower to pay such federal and state income tax liabilities thereon.

                               A G R E E M E N T:

            NOW, THEREFORE, in consideration of the foregoing and the agreements, representations, warranties and covenants set forth herein, the parties hereto agree as follows:

            1. Commitment. Under the terms and conditions of the Loan described herein, Lender agrees to make loans at an annual interest rate equal to the lowest applicable federal rate in effect for purposes of Section 1274(d) of the Code as of the effective date of each such loan, up to an aggregate principal amount of Borrower's Certain Tax Liabilities less aggregate Distributions (as such term is hereinafter defined) made to Borrower through the date of such loan. Such loans shall be made from time to time as requested by Borrower to provide funds as needed to pay the Certain Tax Liabilities (each such loan or advance, an "Advance"), on any business day during the period from the date hereof until the Maturity Date (as such term is hereinafter defined) of the Loan. For purposes of this Agreement, the term "Maturity Date" shall be the earlier of the date that (a) Borrower exercises his redemption right pursuant to
Section 3.13 of that certain Amended and Restated Operating Agreement made as of July 28, 1998, as amended (the "Operating Agreement"), (b) except with respect to any sale of Units pursuant to Section 12.10 of the Operating Agreement,

Borrower sells, transfers or otherwise disposes of all or any portion of his Units, (c) Borrower sells all (or the remaining portion) of his Units pursuant to Section 12.10 of the Operating Agreement, or (d) Lender makes aggregate Distributions (as such term is hereinafter defined) to Borrower sufficient in amount to pay the Certain Tax Liabilities of Borrower on the taxable disposition of the Common Stock. For purposes of this Agreement, the term "Distributions" shall mean the aggregate amount of all distributions of cash or marketable securities not subject to restrictions on sale with respect to the Units in excess of the amount of distributions with respect to the Units which are necessary to pay all federal and state income taxes imposed upon Borrower as a result of all income allocated or to be allocated by Lender with respect to the Units through the date of the Advance (other than with respect to the Certain Tax Liabilities).

            2. Use of Proceeds; Timing. The proceeds of each Advance will be used by Borrower only for the purpose of paying the Certain Tax Liabilities of Borrower. Each Advance shall be made by Lender no earlier than ten (10) days from the due date of the Certain Tax Liabilities underlying Borrower's request for such Advance.

            3. Conditions Precedent to Advances. The obligation of Lender to make any Advance shall be subject to the following conditions precedent: (a) receipt by Lender of a Secured Promissory Note (each, a "Note"), in the form of Exhibit A, in like amount dated as of the expected date of the Advance and duly executed by Borrower and in full force and effect; (b) the pledge of the Units prescribed in Section 4 below has been duly executed by Borrower and remains in full force and effect; and (c) upon the request of Lender, Borrower shall provide Lender with all documentation reasonably necessary to substantiate the Certain Tax Liabilities for which such Advance shall be used to pay and the amount of federal and state income taxes imposed upon Borrower as a result of income allocated or to be allocated by Lender with respect to the Units through the date of the Advance.

            4. Security for Performance. Borrower and Lender hereby acknowledge and agree that:

                  (a) prior to the first Advance and until the Notes and all other payment obligations of Borrower hereunder are paid in full, Borrower will pledge 196.07 Units (the "Collateral Units") to secure the payment of all obligations existing under the Notes whether for principal, interest, fees, expenses or otherwise and/or to ensure Borrower's compliance with the terms and conditions of this Agreement and the Unit Pledge Agreement, in the form of Exhibit B (the "Pledge Agreement"), and

                  (b) that in connection with such pledge, Borrower shall enter into the Pledge Agreement as of the date of the first Advance hereunder requiring that Collateral Units be held by Lender as security for the payment of all obligations existing under the Notes, whether for principal, interest, fees, expenses or otherwise, and for Borrower's compliance with the terms and conditions of this Agreement and the Pledge Agreement. The Notes and the Pledge Agreement are hereinafter sometimes referred to collectively as the "Loan Documents."

            5. Repayment of Notes. Borrower shall pay Lender the outstanding principal balance, plus any other amounts (including, without limitation, interest) owed by Borrower, under any outstanding Note on or before the Maturity Date. Upon a sale of Units pursuant to Section 12.10 of the Operating Agreement, Borrower shall immediately prepay an amount of the principal, plus any accrued and unpaid interest thereon, due under the Notes equal to the proceeds of such sale. Borrower may prepay any amount of the principal due under the Notes without penalty. Each such payment shall be made in U.S. Dollars at the address of Lender set forth in Section 11(b) below or in such other manner and at such location as Lender shall designate in writing.

            6. Offset. Borrower hereby acknowledges and agrees that the amount of principal, interest, fees, and expenses otherwise payable to Lender may be offset, deducted and withheld from any amounts due and payable to Borrower under the Operating Agreement with respect to the Units or under the Exchange Agreement, including, without limitation, the Redemption Price (as such term is defined in the Operating Agreement) payable in connection with the redemption of the Units.

            7. Events of Default. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (an "Event of Default") hereunder:

                  (a) Failure to Make Payments. Borrower shall fail to pay (i) when due any principal, any interest or premium outstanding under any Note, or
(ii) after the date when due under any Note, if applicable, or, after five (5) business days' notice to Borrower, any fees, costs, expenses or other amounts payable hereunder;

                  (b) Breach of Covenants. Borrower shall fail duly and punctually to perform, comply with or observe any agreement, covenant or obligation to be performed, observed or complied with by Borrower under this Agreement or the other Loan Documents;

                  (c) Breach of Warranty. Any representation or warranty or certification made or furnished by Borrower under this Agreement, any other Loan Document, or any agreement, instrument or document contemplated hereby or thereby, or otherwise in connection with the transactions contemplated by this Agreement or the other Loan Documents shall, at any time, prove to have been false or incorrect in any material respect when made; or

                  (d) Bankruptcy; Appointment of Receiver, Etc. The filing by Borrower of a voluntary petition in bankruptcy; the commencement of a bankruptcy or insolvency proceeding against Borrower (unless stayed or dismissed within forty-five (45) days); the filing by Borrower of an assignment for the benefit of creditors; or the attachment, execution or judicial seizure, whether by enforcement of money judgment, writ or warrant of attachment or any other process, of all or substantially all of the assets of Borrower which is not released within sixty (60) days after such action.

            8. Remedies. Upon the occurrence of an Event of Default or, if such default is of a nature that is curable within thirty (30) days, upon failure by Borrower to cure such default within thirty (30) days following delivery of written notice from Lender of the Event of Default, Lender may declare the unpaid principal amount of a Note to be, and the same shall thereupon become, due and payable together with the accrued interest thereon, without presentment, demand, protest, any additional notice whatsoever or other requirements of any kind (all of which are hereby expressly waived by Borrower, except as otherwise provided in this Agreement or by applicable law), and Lender may exercise any rights or remedies under this Agreement and under any other Loan Document.

            9. Expenses. Lender and Borrower shall each pay or cause to be paid its respective expenses relating to the transactions contemplated hereby; provided, however, that Borrower shall pay on demand by Lender any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and out-of-pocket costs of settlement) incurred by Lender in any workout, restructuring or similar arrangements or after an Event of Default in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of Lender's rights hereunder or under any other Loan Document and instruments contemplated hereby and thereby or in connection with any foreclosure, collection or bankruptcy proceedings.

            10. Further Assurances. At any time or from time to time upon the request of the Lender, Borrower covenants and agrees to, from the effective date hereof until the Notes and all other payment obligations of Borrower hereunder are paid in full, execute such further documents and do such other acts as Lender may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Notes and all other amounts owing to Lender under this Agreement.

            11. Miscellaneous.

            (a) Waivers; Written Modifications.

                  (i) The rights and remedies provided for under this Agreement and in the other Loan Documents are cumulative and are not exclusive of any rights and remedies that may be available to Lender at law, in equity, or otherwise. No amendment, modification, supplement, termination, consent or waiver of this Agreement or any other Loan Document to which Borrower is a party shall in any event be effective unless the same shall be in writing and signed by Lender.

                  (ii) Any waiver of any provision of this Agreement or any other Loan Document to which Borrower is a party shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

            (b) Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged (including by recognized overnight courier service) or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answer back addressed as follows:

If to Borrower:         Scott Blum
                        c/o Imusic, Inc.
                        516 East Harrison
                        Seattle, Washington  98102
                        Telecopy:  (206) 720-0101
                        Telephone: (206) 720-0100

with copies to:         Paul Norris
                        Anderson Godwin de Regt
                        3930 Two Union Square
                        601 Union Street
                        Seattle, Washington  98101
                        Telecopy:  (206) 628-3049
                        Telephone: (206) 625-0707

If to Lender:           The Ultimate Band List, LLC
                        17835 Ventura Boulevard, Suite 310
                        Encino, California  91316
                        Attention: Robert Morse
                        Telecopy:  (818) 758-8722
                        Telephone: (818) 758-8700

with copies to:         Thomas M. Cleary, Esq.
                        Riordan & McKinzie
                        300 S. Grand Avenue, 29th Floor
                        Los Angeles, California  90071-3109
                        Telecopy:  (213) 229-8550
                        Telephone: (213) 229-8529

and to:                 Allen D. Lenard, Esq.
                        Lenard & Gonzalez LLP
                        1900 Avenue of the Stars, 25th Floor
                        Los Angeles, California  90067
                        Telecopy:  (310) 552-0740
                        Telephone: (310) 282-8990
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answer back, or three (3) business days after the same shall have been deposited with the United States mail.

            (c) Assignment by Borrower. Borrower may not assign or grant a participation in its rights or obligations under this Agreement or any of the other Loan Documents without the prior written consent of Lender.

            (d) Severability of Provisions. Any provision of this Agreement that is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (e) Limitation of Liability. Neither Lender nor any of its affiliates, employees, agents or attorneys shall be liable to Borrower, for any action taken, or omitted to be taken, by it or them or any of them under any Loan Document or in connection therewith.

            (f) Amendments Must Be Written. No modification, amendment or waiver of any provisions of this Agreement and no consent to any departure by Borrower herefrom, shall be effective unless the same shall be in writing and signed by Borrower and Lender.

            (g) Survival of Agreements, Representations and Warranties. All agreements, representations, and warranties made herein shall survive the execution and delivery of this Agreement, the execution and delivery of any Note and the making of the Loan evidenced thereby, and shall continue until one year after repayment of all of the Notes.

            (h) Headings. Section headings used in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or affect the construction of this Agreement.

            (i) Construction. Unless the context of this Agreement clearly requires otherwise, references herein to the plural include the singular, the singular includes the plural, the part includes the whole, and the word "including" is not limiting. The words "hereof," "herein" and "hereby," refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, and exhibit references are to this Agreement unless otherwise specified.

            (j) Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

            (k) Complete Agreement. This Agreement, together with the exhibits to this Agreement, together with the other Loan Documents, is intended by the parties as a final expression of their agreement.

            (l) Exhibits. All of the exhibits attached to this Agreement shall be deemed incorporated herein by reference.

            (m) Governing Law; Venue and Jurisdiction. The validity of this Agreement and the other Loan Documents, the construction, interpretation and enforcement hereof and thereof and the rights of the parties hereto and thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without giving effect to conflict of laws principles thereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

"Borrower"

                              --------------------------------------------------
                              Scott Blum


"Lender" THE ULTIMATE BAND LIST, LLC, a California limited liability company

                              By:
                                    --------------------------------------------
                              Name:
                                    --------------------------------------------
                              Its:  Co-Chief Executive Officer

                                                                   EXHIBIT 2.02A


                            UNSECURED PROMISSORY NOTE

                                                         Los Angeles, California

$________________                                                _________, 1999

            FOR VALUE RECEIVED, the undersigned ARTISTdirect, Inc. ("Borrower") hereby promises to pay to the order of Rick Rubin, an individual ("Payee"), the principal sum of [the Rubin Preferred Return (net of the sum of the Rubin Common Capital Bond and any Distributions made to Rubin in excess of the Rubin Common Capital Bond in respect of the Rubin Preferred Return)] ($__________) together with interest on the unpaid balance of such principal amount from the date hereof at the rate of interest equal to the [lowest applicable federal rate for this Note in effect for purposes of Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), as of the effective date hereof per annum (computed on a basis of a 365-day year).] Accrued interest to be paid on this Unsecured Promissory Note (this "Promissory Note") shall be payable annually in arrears commencing on the last day of the first December subsequent to the date hereof and continuing on the last day of each succeeding December thereafter until paid in full.

            The principal balance of, and all accrued and unpaid interest on, this Promissory Note shall be payable in full by Borrower to Payee on [To come].

            Payments of principal and interest on this Promissory Note shall be made in legal tender of the United States of America and shall be made at such place as Payee shall have designated to Borrower. If the date set for any payment of principal or interest on this Promissory Note is a Saturday, Sunday or legal holiday, then such payment shall be due on the next succeeding business day.

            The principal balance of, and accrued and unpaid interest on, this Promissory Note may be prepaid at any time, in whole or in part, without premium or penalty. Upon [to come], Borrower shall immediately prepay the principal balance, plus any accrued and unpaid interest thereon, under this Note. [Any such prepayment shall be first applied to the payment of any accrued and unpaid interest and then to the unpaid balance of the principal amount.]

            The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (an "Event of Default") hereunder: (a) Borrower shall fail to pay (i) when due any principal, any interest or premium outstanding under this Promissory Note, or (ii) after the date when due under this Promissory Note, if applicable, or, after five (5) business days' notice to Borrower, any fees, costs, expenses or other amounts payable hereunder; or (b) the filing by Borrower of a voluntary petition in bankruptcy; the commencement of a bankruptcy or insolvency proceeding against Borrower (unless stayed or dismissed within forty-five (45) days); the filing by Borrower of an assignment for the benefit of creditors; or the attachment, executing or judicial seizure, whether by enforcement of money judgment, writ or warrant of attachment or any other process, of all or substantially all of the assets of Borrower which is not released within sixty
(60) days after such action.

            Upon the occurrence of any Event of Default, Payee may accelerate this Promissory Note and declare the entire unpaid principal amount of this Promissory Note and all accrued and unpaid interest hereon to be immediately due and payable and, thereupon, the unpaid principal amount and all such accrued and unpaid interest shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind (all of which are hereby expressly waived by Borrower). The failure of Payee to accelerate this Promissory Note shall not constitute a waiver of any of Payee's rights under this Promissory Note as long as Borrower's default under this Promissory Note continues.

            The provisions of this Promissory Note shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law rules thereof. In the event that Payee is required to take any action to collect or otherwise enforce payment of this Promissory Note, Borrower agrees to pay such reasonable attorneys' fees, court costs and other expenses as Payee may incur as a result thereof, whether or not suit is commenced.

            The terms and provisions of this Promissory Note shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Payee and any assignee or transferee of this Promissory Note. In the event of such transfer or assignment, the rights and privileges conferred upon Payee shall automatically extend to and be vested in such assignee or transferee, all subject to the terms and conditions hereof. Borrower's obligations, rights or any interest hereunder may not be delegated or assigned without the written consent of Payee.

            All notices, requests, demands or other communications under this Promissory Note shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Promissory Note, each such notice, demand, request, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged (including by recognized overnight courier service) or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answer back addressed as follows:

If to Borrower:         ARTISTdirect, Inc.
                        17835 Ventura Boulevard, Suite 310
                        Encino, CA  91316
                        Telecopy:  (818) 758-8700
                        Telephone: (818) 758-8722

with copies to:         Thomas M. Cleary, Esq.
                        Riordan & McKinzie
                        300 South Grand Avenue, 29th Floor
                        Los Angeles, CA  90071
                        Telecopy:  (213) 229-8550
                        Telephone: (213) 229-8529

and to:                 Allen D. Lenard, Esq.
                        Lenard & Gonzalez LLP
                        1900 Avenue of the Stars, 25th Floor
                        Los Angeles, CA  90067
                        Telecopy:  (310) 552-0740
                        Telephone: (310) 282-8900

If to Rubin:            Rick Rubin
                        c/o American Recordings, Inc.
                        c/o Provident Financial Management
                        10345 Olympic Boulevard
                        Los Angeles, California  90064
                        Attention: Michael S. Harris
                        Telecopy:  (310) 282-5178
                        Telephone: _______________

with copies to:         Mitch Tenzer, Esq.
                        Ziffren, Brittenham, Branca & Fischer
                        2121 Avenue of the Stars, 32nd Floor
                        Los Angeles, California  90067
                        Telecopy:  (310) 553-7068
                        Telephone: _______________

and to:                 David L. Gersh, Esq.
                        Paul, Hastings, Janofsky & Walker
                        555 S. Flower Street, 23rd Floor
                        Los Angeles, California  90071-2371
                        Telecopy:  (213) 617-0705
                        Telephone: _______________

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

Every notice, demand, request, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answer back, or three (3) business days after the same shall have been deposited with the United States mail.

            IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered by Borrower on the date first above written.

                                       ARTISTdirect, Inc.

                                       -----------------------------------------
                                       Marc P. Geiger,
                                       Co-Chief Executive Officer

                                                                   EXHIBIT 2.02B


                            UNSECURED PROMISSORY NOTE

                                                         Los Angeles, California

$________________                                                _________, 1999

            FOR VALUE RECEIVED, the undersigned ARTISTdirect, Inc. ("Borrower") hereby promises to pay to the order of Marc P. Geiger, an individual ("Payee"), the principal sum of [Two Hundred Seventy-Five Thousand Dollars (net of any Distributions made to Geiger pursuant to Section 8.4(b) of the Operating Agreement.)] ($__________) together with interest on the unpaid balance of such principal amount from the date hereof at the rate of interest equal to the [lowest applicable federal rate for this Note in effect for purposes of Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), as of the effective date hereof per annum (computed on a basis of a 365-day year).] Accrued interest to be paid on this Unsecured Promissory Note (this "Promissory Note") shall be payable annually in arrears commencing on the last day of the first December subsequent to the date hereof and continuing on the last day of each succeeding December thereafter until paid in full.

            The principal balance of, and all accrued and unpaid interest on, this Promissory Note shall be payable in full by Borrower to Payee on [To come].

            Payments of principal and interest on this Promissory Note shall be made in legal tender of the United States of America and shall be made at such place as Payee shall have designated to Borrower. If the date set for any payment of principal or interest on this Promissory Note is a Saturday, Sunday or legal holiday, then such payment shall be due on the next succeeding business day.

            The principal balance of, and accrued and unpaid interest on, this Promissory Note may be prepaid at any time, in whole or in part, without premium or penalty. Upon [to come], Borrower shall immediately prepay the principal balance, plus any accrued and unpaid interest thereon, under this Note. [Any such prepayment shall be first applied to the payment of any accrued and unpaid interest and then to the unpaid balance of the principal amount.]

            The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (an "Event of Default") hereunder: (a) Borrower shall fail to pay (i) when due any principal, any interest or premium outstanding under this Promissory Note, or (ii) after the date when due under this Promissory Note, if applicable, or, after five (5) business days' notice to Borrower, any fees, costs, expenses or other amounts payable hereunder; or (b) the filing by Borrower of a voluntary petition in bankruptcy; the commencement of a bankruptcy or insolvency proceeding against Borrower (unless stayed or dismissed within forty-five (45) days); the filing by Borrower of an assignment for the benefit of creditors; or the attachment, executing or judicial seizure, whether by enforcement of money judgment, writ or warrant of attachment or any other process, of all or substantially all of the assets of Borrower which is not released within sixty
(60) days after such action.

            Upon the occurrence of any Event of Default, Payee may accelerate this Promissory Note and declare the entire unpaid principal amount of this Promissory Note and all accrued and unpaid interest hereon to be immediately due and payable and, thereupon, the unpaid principal amount and all such accrued and unpaid interest shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind (all of which are hereby expressly waived by Borrower). The failure of Payee to accelerate this Promissory Note shall not constitute a waiver of any of Payee's rights under this Promissory Note as long as Borrower's default under this Promissory Note continues.

            The provisions of this Promissory Note shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law rules thereof. In the event that Payee is required to take any action to collect or otherwise enforce payment of this Promissory Note, Borrower agrees to pay such reasonable attorneys' fees, court costs and other expenses as Payee may incur as a result thereof, whether or not suit is commenced.

            The terms and provisions of this Promissory Note shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Payee and any assignee or transferee of this Promissory Note. In the event of such transfer or assignment, the rights and privileges conferred upon Payee shall automatically extend to and be vested in such assignee or transferee, all subject to the terms and conditions hereof. Borrower's obligations, rights or any interest hereunder may not be delegated or assigned without the written consent of Payee.

            All notices, requests, demands or other communications under this Promissory Note shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Promissory Note, each such notice, demand, request, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged (including by recognized overnight courier service) or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answer back addressed as follows:

If to Borrower:         ARTISTdirect, Inc.
                        17835 Ventura Boulevard, Suite 310
                        Encino, CA  91316
                        Telecopy:  (818) 758-8700
                        Telephone: (818) 758-8722

with copies to:         Thomas M. Cleary, Esq.
                        Riordan & McKinzie
                        300 South Grand Avenue, 29th Floor
                        Los Angeles, CA  90071
                        Telecopy:  (213) 229-8550
                        Telephone: (213) 229-8529

and to:                 Allen D. Lenard, Esq.
                        Lenard & Gonzalez LLP
                        1900 Avenue of the Stars, 25th Floor
                        Los Angeles, CA  90067
                        Telecopy:  (310) 552-0740
                        Telephone: (310) 282-8900

If to Geiger:           Marc P. Geiger
                        c/o ARTISTdirect, Inc.
                        17835 Ventura Boulevard, Suite 310
                        Encino, CA  91316
                        Telecopy:  (818) 758-8700
                        Telephone: (818) 758-8722

with copies to:         Mitch Tenzer, Esq.
                        Ziffren, Brittenham, Branca & Fischer
                        2121 Avenue of the Stars, 32nd Floor
                        Los Angeles, California  90067
                        Telecopy:  (310) 553-7068
                        Telephone: _______________

and to:                 David L. Gersh, Esq.
                        Paul, Hastings, Janofsky & Walker
                        555 S. Flower Street, 23rd Floor
                        Los Angeles, California  90071-2371
                        Telecopy:  (213) 617-0705
                        Telephone: _______________

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answer back, or three (3) business days after the same shall have been deposited with the United States mail.

            IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered by Borrower on the date first above written.

                                       ARTISTdirect, Inc.


                                       -----------------------------------------
                                       David P. Muller,
                                       Co-Chief Executive Officer

                                                                   EXHIBIT 2.02C


                            UNSECURED PROMISSORY NOTE

                                                         Los Angeles, California

$________________                                                _________, 1999

            FOR VALUE RECEIVED, the undersigned ARTISTdirect, Inc. ("Borrower") hereby promises to pay to the order of Donald P. Muller, an individual ("Payee"), the principal sum of [Two Hundred Seventy-Five Thousand Dollars (net of any Distributions made to Geiger pursuant to Section 8.4(b) of the Operating Agreement.)] ($__________) together with interest on the unpaid balance of such principal amount from the date hereof at the rate of interest equal to the [lowest applicable federal rate for this Note in effect for purposes of Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), as of the effective date hereof per annum (computed on a basis of a 365-day year).] Accrued interest to be paid on this Unsecured Promissory Note (this "Promissory Note") shall be payable annually in arrears commencing on the last day of the first December subsequent to the date hereof and continuing on the last day of each succeeding December thereafter until paid in full.

            The principal balance of, and all accrued and unpaid interest on, this Promissory Note shall be payable in full by Borrower to Payee on [To come].

            Payments of principal and interest on this Promissory Note shall be made in legal tender of the United States of America and shall be made at such place as Payee shall have designated to Borrower. If the date set for any payment of principal or interest on this Promissory Note is a Saturday, Sunday or legal holiday, then such payment shall be due on the next succeeding business day.

            The principal balance of, and accrued and unpaid interest on, this Promissory Note may be prepaid at any time, in whole or in part, without premium or penalty. Upon [to come], Borrower shall immediately prepay the principal balance, plus any accrued and unpaid interest thereon, under this Note. [Any such prepayment shall be first applied to the payment of any accrued and unpaid interest and then to the unpaid balance of the principal amount.]

            The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (an "Event of Default") hereunder: (a) Borrower shall fail to pay (i) when due any principal, any interest or premium outstanding under this Promissory Note, or (ii) after the date when due under this Promissory Note, if applicable, or, after five (5) business days' notice to Borrower, any fees, costs, expenses or other amounts payable hereunder; or (b) the filing by Borrower of a voluntary petition in bankruptcy; the commencement of a bankruptcy or insolvency proceeding against Borrower (unless stayed or dismissed within forty-five (45) days); the filing by Borrower of an assignment for the benefit of creditors; or the attachment, executing or judicial seizure, whether by enforcement of money judgment, writ or warrant of attachment or any other process, of all or substantially all of the assets of Borrower which is not released within sixty
(60) days after such action.

            Upon the occurrence of any Event of Default, Payee may accelerate this Promissory Note and declare the entire unpaid principal amount of this Promissory Note and all accrued and unpaid interest hereon to be immediately due and payable and, thereupon, the unpaid principal amount and all such accrued and unpaid interest shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind (all of which are hereby expressly waived by Borrower). The failure of Payee to accelerate this Promissory Note shall not constitute a waiver of any of Payee's rights under this Promissory Note as long as Borrower's default under this Promissory Note continues.

            The provisions of this Promissory Note shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law rules thereof. In the event that Payee is required to take any action to collect or otherwise enforce payment of this Promissory Note, Borrower agrees to pay such reasonable attorneys' fees, court costs and other expenses as Payee may incur as a result thereof, whether or not suit is commenced.

            The terms and provisions of this Promissory Note shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Payee and any assignee or transferee of this Promissory Note. In the event of such transfer or assignment, the rights and privileges conferred upon Payee shall automatically extend to and be vested in such assignee or transferee, all subject to the terms and conditions hereof. Borrower's obligations, rights or any interest hereunder may not be delegated or assigned without the written consent of Payee.

            All notices, requests, demands or other communications under this Promissory Note shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Promissory Note, each such notice, demand, request, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged (including by recognized overnight courier service) or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answer back addressed as follows:

If to Borrower:         ARTISTdirect, Inc.
                        17835 Ventura Boulevard, Suite 310
                        Encino, CA  91316
                        Telecopy:  (818) 758-8700
                        Telephone: (818) 758-8722

with copies to:         Thomas M. Cleary, Esq.
                        Riordan & McKinzie
                        300 South Grand Avenue, 29th Floor
                        Los Angeles, CA  90071
                        Telecopy:  (213) 229-8550
                        Telephone: (213) 229-8529

and to:                 Allen D. Lenard, Esq.
                        Lenard & Gonzalez LLP
                        1900 Avenue of the Stars, 25th Floor
                        Los Angeles, CA  90067
                        Telecopy:  (310) 552-0740
                        Telephone: (310) 282-8900

If to Muller:           David P. Muller
                        c/o ARTISTdirect, Inc.
                        17835 Ventura Boulevard, Suite 310
                        Encino, CA  91316
                        Telecopy:  (818) 758-8700
                        Telephone: (818) 758-8722

with copies to:         Mitch Tenzer, Esq.
                        Ziffren, Brittenham, Branca & Fischer
                        2121 Avenue of the Stars, 32nd Floor
                        Los Angeles, California  90067
                        Telecopy:  (310) 553-7068
                        Telephone: _______________

and to:                 David L. Gersh, Esq.
                        Paul, Hastings, Janofsky & Walker
                        555 S. Flower Street, 23rd Floor
                        Los Angeles, California  90071-2371
                        Telecopy:  (213) 617-0705
                        Telephone: _______________

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answer back, or three (3) business days after the same shall have been deposited with the United States mail.

            IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered by Borrower on the date first above written.

                                       ARTISTdirect, Inc.


                                       -----------------------------------------
                                       Marc C. Geiger
                                       Co-Chief Executive Officer


                                       C-5